Sidoti Small Cap Conference March 2024 NASDAQ: CWD

Forward-Looking Statements This presentation includes statements concerning CaliberCos Inc.’s (the “Company,” or “Caliber”) expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance, or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers and the audience can identify these forward-looking statements through the use of words or phrases such as "estimate,“ "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. The Company's expectations, beliefs, and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management's expectations, beliefs, or projections will be achieved or accomplished. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, factors affecting the Company’s ability to successfully operate and manage its business, including, among others, title disputes, weather conditions, shortages, delays, or unavailability of equipment and services, property management, brokerage, investment and fund operations, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in costs of operations; loss of markets; volatility of asset prices; imprecision of asset valuations; environmental risks; competition; inability to access sufficient capital; general economic conditions; litigation; changes in regulation and legislation; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks, or pest infestation; increasing costs of insurance, changes in coverage and the ability to obtain insurance; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the Company's reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investment may be speculative and illiquid and there is a total risk of loss. There is no guarantee that any specific investment will be suitable or profitable. This presentation does not constitute an offering of, nor does it constitute the solicitation of an offer to buy, securities of the Company. This presentation is provided solely to introduce the Company to the recipient and to determine whether the recipient would like additional information regarding the Company and its anticipated plans. Any investment in the Company or sale of its securities will only take place pursuant to an appropriate, private placement memorandum and a detailed subscription agreement. Some of the information contained herein is confidential and proprietary to the Company and the presentation is provided to the recipient with the express understanding that without the prior written permission of the Issuer, such recipient will not distribute or release the information contained herein, make reproductions of, or use it for any purpose other than determining whether the recipient wishes additional information regarding the Company or its plans. By accepting delivery of this presentation, the recipient agrees to return same to the Company if the recipient does not wish to receive any further information regarding the Company. We have filed a registration statement (including a preliminary prospectus) with the SEC for the offering to which this communication relates. The registration statement has not yet become effective. Before you invest, you should read the preliminary prospectus in that registration statement (including the risk factors described therein) and other documents that we have filed with the SEC for more complete information. You may access these documents for free by visiting Edgar on the SEC website at httpp://www.sec.gov CALIBERCO.COM | 8901 E MOUNTAIN VIEW RD, STE 150, SCOTTSDALE, AZ 85258 | 480.295.7600 2 T H E W E A L T H D E V E L O P M E N T C O M P A N Y Disclaimers

Why Invest in Caliber? 3T H E W E A L T H D E V E L O P M E N T C O M P A N Y (Nasdaq: CWD)

In November 2023, Caliber set the following financial targets: 2026 Financial Targets 4T H E W E A L T H D E V E L O P M E N T C O M P A N Y Cumulative Fundraising of $750M Annualized Platform Revenue of $50M Assets Under Management (AUM) of $3B

Caliber Organizational Structure 5T H E W E A L T H D E V E L O P M E N T C O M P A N Y Caliber Fund 1 Fund 2 Fund 3

6 BEHAVIORAL HEALTH HOSPITAL HOSPITALITY/HOTEL MULTI-FAMILY HOUSING OPPORTUNITY ZONE ASSETS We Invest in Diverse Real Estate Asset Classes in the Middle Market

7T H E W E A L T H D E V E L O P M E N T C O M P A N Y Income Lending, CORE Plus, Value Add Growth Distressed and Special Situations, Adaptive Re-Use & Development Tax Planning/Reduction Opportunity Zone Funds, 1031 Investments Our Products Solve Customer Needs Investment Strategy Caliber Product

Caliber Serves a Large and Growing Market for Alternative Investments 8T H E W E A L T H D E V E L O P M E N T C O M P A N Y Source: Preqin Future of Altneratives 2028 report, October 2023 *Forecast 10.1 16.3 24.5 0 5 10 15 20 25 30 2019 2023* 2028* A ss e ts U n d e r M a n a g e m e n t ($ tr il li o n ) $24.5 Trillion in Global Alternative AUM Forecasted by 2028 CAGR: 10.3%

Caliber Has Multiple Fundraising Channels 9T H E W E A L T H D E V E L O P M E N T C O M P A N Y High Net-Worth Investors Registered Investment Advisors & Independent Broker-Dealers Family Offices Boutique Institutions Caliber Private Client Sales Caliber Wholesale Caliber Institutional

Caliber is Designed to Deliver Sustained Growth 10T H E W E A L T H D E V E L O P M E N T C O M P A N Y Raise Capital Grow Assets Under Management Grow Revenue Caliber’s model utilizes fundraising in its products to grow the tangible value of Caliber without dilutive corporate financings

Caliber Earns More Per Dollar in AUM

Caliber has optimized in-house and third-party services to maximize control and profitability

Caliber's Vertical Integration: Increased Control & Multiple Revenue Streams

In-House Revenues:
- Asset Management
- Performance Fees (Carried Interest)
- Fund Administration & Marketing
- Financing Fees
- Organizational & Offering Fees
- Development & Construction
- Real Estate Brokerage

Outsourced:
- Low-Margin, High-Volume Services

Traditional Asset Managers: Lower Control & Fewer Revenue Opportunities

In-House Revenues:
- Asset Management
- Performance Fees (Carried Interest)

Outsourced:
- All Additional Services

Source: Caliber's estimates and internal research reviewing comparable business models

CALIBER THE WEALTH DEVELOPMENT COMPANY

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Caliber Hospitality Trust – Asset Management Fee Growth 12T H E W E A L T H D E V E L O P M E N T C O M P A N Y Using the Caliber infrastructure to launch public investment products

Caliber BD/RIA Expansion – Recent Announcement 13T H E W E A L T H D E V E L O P M E N T C O M P A N Y Caliber formally expands its national wholesaling team National Wholesaling Team

Caliber Executive Leadership

A cohesive, established team with a history of successful execution



Chris Loeffler
CHIEF EXECUTIVE OFFICER



Jennifer Schrader
PRESIDENT +
CHIEF OPERATING OFFICER



Jade Leung
CHIEF FINANCIAL OFFICER



Roy Bade
CHIEF DEVELOPMENT OFFICER



John Hartman
CHIEF INVESTMENT OFFICER

CALIBER THE WEALTH DEVELOPMENT COMPANY
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CALIBER THE WEALTH DEVELOPMENT COMPANY

Independent Board Committed to Strong Corporate Governance

Our Directors

Public Company, Asset Management, Real Estate and Public Company Experience

- **Chris Loeffler** – Chief Executive Officer & Co-Founder
- **Jennifer Schrader** – President, Chief Operating Officer & Co-Founder
- **Dan Hansen** – Lead Independent Director
- **William J. Gerber** – Director
- **Michael Trzupek** – Director
- **Lawrence X. Taylor** – Director

Commitment to Corporate Governance

- ✓ 5+ year history of public company reporting; Big 4 auditor
- ✓ Established Board Committees and Charters
- ✓ Commitment to sustainable business practices

CALIBER THE WEALTH DEVELOPMENT COMPANY 15

Path Forward for Enterprise Value Growth 16T H E W E A L T H D E V E L O P M E N T C O M P A N Y Fundraising Product Innovation Acquisitions

https://www.caliberco.com/ CaliberCos NASDAQ: CWD Contacts: Jade Leung, CFO Jade.Leung@CaliberCo.com Lisa Fortuna, Investor Relations, Financial Profiles lfortuna@finprofiles.com

Appendix 18T H E W E A L T H D E V E L O P M E N T C O M P A N Y

$56,033 $83,956 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 2021 2022 (0 0 0 s) 50% YoY Consolidated Revenue Growth Scaling Topline Growth (Fiscal 2022) 19T H E W E A L T H D E V E L O P M E N T C O M P A N Y Source: Caliber reports $3,642 $5,519 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2021 2022 (0 0 0 s) 52% Growth in Adjusted EBITDA Net Income (Loss) (per common share) $(0.03) 2021 $0.11 2022 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2021 2022 (0 0 0 s) 50% YoY Total Segment Revenue Growth Asset Mgmt Fees Performance Transaction

$19,506 $17,025 $- $5,000 $10,000 $15,000 $20,000 $25,000 Q3'22 Q3'23 (0 0 0 s) Total Consolidated Revenue 3rd Quarter Summary Results 20T H E W E A L T H D E V E L O P M E N T C O M P A N Y Source: Caliber reports Net Income (Loss) (per common share) $0.22 Q3’22 $(0.16) Q3’23 $8,399 $3,728 $- $2,000 $4,000 $6,000 $8,000 $10,000 Q3'22 Q3'23 (0 0 0 s) Total Segment Revenue Asset Mgmt Fees Performance Transaction Total Caliber Adj. EBITDA (Loss) (000’s) $5,659 Q3’22 $(1,511) Q3’23

3rd Quarter – Summary Highlights

Financial Measures	• Total revenues of $17.0 million • Asset management revenue of $2.4 million • Asset management revenue run rate of $9.8 million • Net loss attributable to Caliber of $3.4 million, or $0.16 per diluted share • Adjusted EBITDA loss of $1.5 million
Metrics	• Fair value assets under management of $822.5 million • Asset management fees of $1.3 million • Managed capital of $412.4 million
Corporate	• Contribution agreement with L.T.D. Hospitality Group of 9 hotel properties to Caliber Hospitality Trust. • Received the first $5.0 million tranche of a planned investment into CHT of up to $50.0 million from a family office group. • Sold Northsight Crossing Retail Center for $27.4 million, resulting in net cash proceeds of ~$12.2 million, a gain on the sale of real estate of ~$5.0 million, and a loss on the extinguishment of debt of ~$0.2 million. Originally purchased in January 2022 for $21.1 million. • Signed first selling agreement with a regional broker dealer for investments in Caliber-sponsored products – expected to increase Caliber fundraising. • Announced financial targets: cumulative fundraising of $750 million for the period, 2024-2026; AUM target of $3 billion by year-end, 2026; annualized segment revenue of $50 million by year-end, 2026.

CALIBER THE WEALTH DEVELOPMENT COMPANY 21

GAAP Income Statement 22T H E W E A L T H D E V E L O P M E N T C O M P A N Y Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Revenues Asset management fees $ 1,273 $ 982 $ 3,784 $ 3,048 Performance allocations 36 103 2,474 2,508 Transaction and advisory fees 1,043 5,890 2,462 8,261 Consolidated funds – hospitality revenue 12,526 10,988 52,008 43,801 Consolidated funds – other revenue 2,147 1,543 6,264 4,871 Total revenues 17,025 19,506 66,992 62,489 Expenses Operating costs 4,881 3,203 16,205 8,421 General and administrative 1,672 1,252 4,914 5,389 Marketing and advertising 210 288 888 1,293 Depreciation and amortization 140 7 409 23 Consolidated funds – hospitality expenses 18,644 14,960 59,676 44,786 Consolidated funds – other expenses 2,883 1,677 6,757 6,146 Total expenses 28,430 21,387 88,849 66,058 CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

GAAP Income Statement (cont.) 23T H E W E A L T H D E V E L O P M E N T C O M P A N Y CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) Consolidated funds - gain on sale of real estate investments — — — 21,530 Other income (loss), net 414 25 1,479 241 Gain on extinguishment of debt — 1,421 — 1,421 Interest income 85 109 279 112 Interest expense (1,316) (341) (3,408) (685) Net (loss) income before income taxes (12,222) (667) (23,507) 19,050 Provision for income taxes — — — — Net (loss) income (12,222) (667) (23,507) 19,050 Net (loss) income attributable to noncontrolling interests (8,813) (5,067) (13,165) 14,561 Net (loss) income attributable to CaliberCos Inc. (3,409) 4,400 (10,342) 4,489 Basic net (loss) income per share attributable to common stockholders $ (0.16) $ 0.24 $ (0.53) $ 0.25 Diluted net (loss) income per share attributable to common stockholders $ (0.16) $ 0.22 $ (0.53) $ 0.23 Weighted average common shares outstanding: Basic 21,238 18,229 19,688 18,033 Diluted 21,238 20,074 19,688 19,878

GAAP Balance Sheet 24T H E W E A L T H D E V E L O P M E N T C O M P A N Y September 30, 2023 December 31, 2022 Assets Cash $ 995 $ 1,921 Restricted cash 2,479 23 Real estate investments, net 21,383 2,065 Due from related parties 6,498 9,646 Investments in unconsolidated entities 3,290 3,156 Operating lease - right of use assets 204 1,411 Prepaid and other assets 2,629 5,861 Assets of consolidated funds Cash 4,536 5,736 Restricted cash 10,407 8,254 Real estate investments, net 219,140 196,177 Accounts receivable, net 2,434 2,228 Notes receivable - related parties 31,184 28,229 Due from related parties 27 15 Operating lease - right of use assets 8,785 8,769 Prepaid and other assets 10,739 5,343 Total assets $ 324,730 $ 278,834 CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

GAAP Balance Sheet (cont.) 25T H E W E A L T H D E V E L O P M E N T C O M P A N Y CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA) September 30, 2023 December 31, 2022 Liabilities and Stockholders’ Equity Notes payable $ 54,254 $ 14,653 Notes payable - related parties — 365 Accounts payable and accrued expenses 6,852 6,374 Buyback obligation — 12,391 Due to related parties 87 171 Operating lease liabilities 125 1,587 Other liabilities 535 64 Liabilities of consolidated funds Notes payable, net 147,779 134,256 Notes payable - related parties 12,799 6,973 Accounts payable and accrued expenses 11,949 9,252 Due to related parties 210 68 Operating lease liabilities 12,397 12,461 Other liabilities 2,987 3,030 Total liabilities 249,974 201,645

CALIBER THE WEALTH DEVELOPMENT COMPANY

GAAP Balance Sheet (cont.)

CALIBERCOS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

Commitments and Contingencies		
Preferred stock Series B, $0.001 par value; 12,500,000 shares authorized, no shares issued and outstanding as of September 30, 2023 and 1,651,302 shares issued and outstanding as of December 31, 2022	—	—
Common stock Class A, $0.001 par value; 100,000,000 shares authorized, 13,848,800 and 10,790,787 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively	14	11
Common stock Class B, $0.001 par value; 15,000,000 shares authorized, 7,416,414 shares issued and outstanding as September 30, 2023 and December 31, 2022	7	7
Paid-in capital	38,723	33,108
Less treasury stock, at cost, 277,342 shares repurchased and 3,432,351 forward repurchase shares as of December 31, 2022. As of September 30, 2023, there was no treasury stock or forward repurchase shares	—	(13,626)
Accumulated deficit	(34,469)	(22,709)
Stockholders' equity (deficit) attributable to CaliberCos Inc.	4,275	(3,209)
Stockholders' equity attributable to noncontrolling interests	70,481	80,398
Total stockholders' equity	74,756	77,189
Total liabilities and stockholders' equity	$ 324,730	$ 278,834

CALIBER THE WEALTH DEVELOPMENT COMPANY
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EBITDA and Adjusted EBITDA Reconciliation 27T H E W E A L T H D E V E L O P M E N T C O M P A N Y NON-GAAP INCOME STATEMENT (AMOUNTS IN THOUSANDS) Three Months Ended September 30, 2023 2022 Net loss $ (12,222) $ (667) Interest expense 1,316 342 Depreciation expense 140 15 Consolidated funds’ EBITDA adjustments 7,210 4,810 Consolidated EBITDA (3,556) 4,500 Share buy-back — 78 Stock-based compensation 393 170 Severance payments 6 — Consolidated Adjusted EBITDA (3,157) 4,748 Intercompany eliminations 2,002 1,615 Non-controlling interest Adjusted EBITDA eliminations (356) (704) Caliber Adjusted EBITDA $ (1,511) $ 5,659

NON-GAAP Reconciliation 28T H E W E A L T H D E V E L O P M E N T C O M P A N Y FUND MANAGEMENT SEGMENT (AMOUNTS IN THOUSANDS) Three Months Ended September 30, 2023 2022 $ Change % Change Revenues Asset management fees $ 2,428 $ 1,927 $ 501 26.0 % Performance allocations 24 103 (79) (76.7)% Transaction and advisory fees 560 5,008 (4,448) (88.8)% Total revenues 3,012 7,038 (4,026) (57.2)% Expenses Operating costs 4,228 2,661 1,567 58.9 % General and administrative 1,549 1,184 365 30.8 % Marketing and advertising 208 287 (79) (27.5)% Depreciation and amortization 34 7 27 385.7 % Total expenses 6,019 4,139 1,880 45.4 % Other expense, net 11 (3) 14 (466.7)% Gain on extinguishment of debt — 1,421 (1,421) (100.0)% Interest expense (1,128) (326) (802) 246.0 % Interest income 729 108 621 575.0 % Net loss $ (3,395) $ 4,099 $ (7,494) (182.8)%

NON-GAAP Reconciliation 29T H E W E A L T H D E V E L O P M E N T C O M P A N Y DEVELOPMENT SEGMENT (AMOUNTS IN THOUSANDS) Three Months Ended September 30, 2023 2022 $ Change % Change Revenues Transaction and advisory fees $ 516 $ 1,182 $ (666) (56.3)% Total revenues 516 1,182 (666) (56.3)% Expenses Operating costs 394 321 73 22.7% General and administrative 78 45 33 73.3% Depreciation and amortization — 8 (8) (100.0)% Total expenses 472 374 98 26.2% Other expense, net — 9 (9) (100.0)% Net income $ 44 $ 817 $ (773) (94.6)%

NON-GAAP Reconciliation 30T H E W E A L T H D E V E L O P M E N T C O M P A N Y BROKERAGE SEGMENT (AMOUNTS IN THOUSANDS) Three Months Ended September 30, 2023 2022 $ Change % Change Revenues Transaction and advisory fees $ 200 $ 179 $ 21 11.7% Total revenues 200 179 21 11.7% Expenses Operating costs 102 31 71 229.0% General and administrative 24 23 1 4.3% Marketing and advertising — — — — Depreciation and amortization 39 — 39 100.0% Total expenses 165 54 111 205.6% Other income, net 138 28 110 392.9% Gain on extinguishment of debt 1 — 1 100.0% Interest expense (189) (15) (174) 1160.0% Net (loss) income $ (15) $ 138 $ (153) (110.9) %

NON-GAAP Reconciliation 31T H E W E A L T H D E V E L O P M E N T C O M P A N Y MANAGED CAPITAL (AMOUNTS IN THOUSANDS) Managed Capital Balances as of December 31, 2022 $ 383,189 Originations 12,050 Redemptions (2,742) Balances as of March 31, 2023 392,497 Originations 11,227 Redemptions (1,968) Balances as of June 30, 2023 401,756 Originations 12,958 Redemptions (2,268) Balances as of September 30, 2023 $ 412,446 September 30, 2023 December 31, 2022 Real Estate Hospitality $ 101,118 $ 102,071 Residential 72,501 62,819 Commercial 147,857 128,210 Total Real Estate 321,476 293,100 Credit(1) 79,758 74,766 Other(2) 11,212 15,323 Total $ 412,446 $ 383,189 ___________________________________________ (1) Credit managed capital represents loans made to Caliber’s investment funds by our diversified credit fund. (2) Other managed capital represents undeployed capital held in our diversified funds.

NON-GAAP Reconciliation 32T H E W E A L T H D E V E L O P M E N T C O M P A N Y FV AUM (AMOUNTS IN THOUSANDS) FV AUM Balances as of December 31, 2022 $ 745,514 Assets acquired(1) 28,604 Construction and net market appreciation 33,019 Assets sold or disposed (5,820) Credit(2) 4,242 Other(3) 1,360 Balances as of March 31, 2023 806,919 Assets acquired(1) — Construction and net market appreciation 19,095 Assets sold or disposed (595) Credit(2) 590 Other(3) (703) Balances as of June 30, 2023 825,306 Assets acquired(1) 780 Construction and net market appreciation 1,045 Assets sold or disposed (6,025) Credit(2) 160 Other(3) 1,204 Balances as of September 30, 2023 $ 822,470

NON-GAAP Reconciliation 33T H E W E A L T H D E V E L O P M E N T C O M P A N Y FV AUM (AMOUNTS IN THOUSANDS) September 30, 2023 December 31, 2022 Real Estate Hospitality $ 316,000 $ 319,300 Residential 148,600 86,900 Commercial 266,900 255,197 Total Real Estate 731,500 661,397 Credit(2) 79,758 74,766 Other(3) 11,212 9,351 Total $ 822,470 $ 745,514 ___________________________________________ (1) Assets acquired during the nine months ended September 30, 2023 include one development asset in Colorado, our headquarters office building, and one multi-family residential asset in Arizona. (2) Credit FV AUM represents loans made to Caliber’s investment funds by our diversified credit fund. (3) Other FV AUM represents undeployed capital held in our diversified funds.

Asset Management Revenue Run Rate. This is an estimate that annualizes asset management revenue, which are on a basis that deconsolidates the consolidated funds . Assets Under Development. We define development, redevelopment, construction, and entitlement projects that are underway or are in the planning stages as Assets Under Development (“AUD”). This category includes projects we are planning to build on undeveloped land. If all of these projects are brought to completion, the total cost capitalized to these projects, which represents total current estimated costs to complete the development and construction of such projects, is $2.2 billion, which we expect would be funded through a combination of undeployed fund cash, third-party equity, project sales, tax credit financing and similar incentives, and secured debt financing. We are under no obligation to complete these projects and may dispose of any such assets at any time. There can be no assurance that assets under development will ultimately be developed or constructed because of the nature of the cost of the approval and development process and market demand for a particular use. In addition, the mix of residential and commercial assets under development may change prior to final development. The development of these assets will require significant additional financing or other sources of funding, which may not be available. Consolidated EBITDA and Consolidated Adjusted EBITDA. We present EBITDA and Adjusted EBITDA, which are not recognized financial measures under U.S. GAAP, as supplemental disclosures because we regularly review these measures to evaluate our funds, measure our performance, identify trends, formulate financial projections and make strategic decisions. Consolidated EBITDA represents the Company’s and the consolidated funds’ earnings before net interest expense, income taxes, depreciation and amortization. Consolidated Adjusted EBITDA represents Consolidated EBITDA as further adjusted to exclude stock-based compensation, transaction fees, expenses and other public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, the share repurchase costs related to the Company’s Buyback Program, litigation settlements, expenses recorded to e arnings relating to investment deals which were abandoned or closed, any other non-cash expenses or losses, as further adjusted for extraordinary or non-recurring items. Caliber Adjusted EBITDA represents Consolidated Adjusted EBITDA on a basis that deconsolidates our consolidated funds (interc ompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management. When analyzing our operating performance, investors should use these measures in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. We generally use these non-U.S. GAAP financial measures to evaluate operating performance and for other discretionary purposes. We believe that these measures enhance the understanding of ongoing operations and comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they eliminate the impact of selected charges that may obscure trends in the underlying performance of our business. Because not all companies use identic al calculations, our presentation of Consolidated EBITDA, Consolidated Adjusted EBITDA, and Caliber Adjusted EBITDA may not be comparable to similarly identified measures of other companies. Consolidated EBITDA, Consolidated Adjusted EBITDA, and Caliber Adjusted EBITDA are not intended to be measures of free cash f low for our discretionary use because they do not consider certain cash requirements such as tax and debt service payments. These measures may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. Definitions and Non-GAAP Measures 34T H E W E A L T H D E V E L O P M E N T C O M P A N Y

Definitions and Non-GAAP Measures

Fair Value Assets Under Management ("FV AUM"). FV AUM is defined as the aggregate fair value of the real estate assets the Company manages from which it derives management fees, performance revenues and other fees and expense reimbursements.

We estimate the value of these assets quarterly to help make sale and hold decisions and to evaluate whether an existing asset would benefit from refinancing or recapitalization. This also gives us insight into the value of our carried interest at any point in time. We also utilize FV AUM to predict the percentage of our portfolio which may need development services in a given year, fund management services (such as refinance), and brokerage services. As we control the decision to hire for these services, our service income is generally predictable based upon our current portfolio AUM and our expectations for AUM growth in the year forecasted.

Managed Capital. We define managed capital as the total equity capital raised by the Company from investors for its investment funds.

We use this information to monitor, among other things, the amount of 'preferred return' that would be paid at the time of a distribution and the potential to earn a performance fee over and above the preferred return at the time of the distribution. Our asset management fees are based on a percentage of managed capital and monitoring the change and composition of managed capital provides relevant data points for Caliber management to further calculate and predict future earnings.

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